UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 5, 2025

GCM Grosvenor Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39716	85-2226287
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 North Michigan Avenue Suite 1100 Chicago, Illinois	60611
(Address of principal executive offices)	(Zip Code)

(312) 506-6500

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	GCMG	The Nasdaq Stock Market LLC
Warrants to purchase one share of Class A common stock	GCMGW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 5, 2025, GCM Grosvenor Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, holders of the Company’s Class A common stock were entitled to one vote per share held as of the close of business on April 9, 2025 (the “Record Date”) and holders of the Company’s Class C common stock were entitled to 0.934701689 votes per share held as of the Record Date.

Class A common stockholders representing 39,952,618 votes and the Class C common stockholder representing 134,816,928 votes were represented online or by proxy at the Annual Meeting, representing approximately 97.06% of the combined voting power of the Company’s Class A and Class C common stock as of the Record Date. Below are the voting results for the proposals considered and voted upon at the Annual Meeting, each of which were described in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 25, 2025.

Proposal One. To elect Michael J. Sacks, Angela Blanton, Francesca Cornelli, David A. Helfand, Jonathan R. Levin, Stephen Malkin and Samuel C. Scott III as directors to serve until the Annual Meeting of Stockholders to be held in 2026, and until their respective successors shall have been duly elected and qualified. The results of the voting were as follows:

Nominee	For	Withheld	Broker Non-Votes
Michael J. Sacks	162,830,336	6,231,537	5,707,673
Angela Blanton	154,224,901	14,836,972	5,707,673
Francesca Cornelli	154,208,506	14,853,367	5,707,673
David A. Helfand	168,278,176	783,697	5,707,673
Jonathan R. Levin	160,604,360	8,457,513	5,707,673
Stephen Malkin	160,650,007	8,411,866	5,707,673
Samuel C. Scott III	150,336,662	18,725,211	5,707,673

Proposal Two. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes
174,348,137	411,818	9,591	0

Based on the foregoing votes, Michael J. Sacks, Angela Blanton, Francesca Cornelli, David A. Helfand, Jonathan R. Levin, Stephen Malkin and Samuel C. Scott III were elected as directors and Proposal Two was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GCM Grosvenor Inc.

Date: June 6, 2025	By:	/s/ Michael J. Sacks
	Name:	Michael J. Sacks
	Title:	Chief Executive Officer

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